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                                                                EXHIBIT 10.63


                            as of February 13, 1997


The Kushner-Locke Company
11601 Wilshire Boulevard, 21st Floor
Los Angeles, California 90025


Dear Sirs:

          Reference is hereby made to that certain Credit, Security, Guaranty and Pledge Agreement, dated as of June 19, 1996 (as the same has been, and may be, amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among The Kushner-Locke Company (the "Borrower"), the Guarantors referred to therein, the Lenders referred to therein, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Agent. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

          In accordance with the Borrower's request, each of the undersigned Lenders hereby waives the Credit Parties' non-compliance with Section 6.19 of the Credit Agreement solely with respect to the rolling four quarter period ending December 31, 1996.

          By execution hereof, the Borrower hereby represents and warrants that as of the date hereof, there exists no Default or Event of Default.

          This waiver may be executed in counterparts, each of which shall constitute an original, but all of which when taken together, shall constitute one and the same instrument.

          This waiver shall become effective when the Agent shall have received executed counterparts of this waiver which, when taken together, bear the signatures of the Required Lenders and all the Credit Parties.
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          This waiver shall not be construed as extending to any other matters, similar or dissimilar, or entitling the Credit Parties to any future waivers regarding similar matters or otherwise.

          Except to the extent expressly set forth above, this letter does not constitute a waiver or modification of any provision of the Credit Agreement or a waiver of any Default or Event of Default, whether or not known to the Agent or the Lenders. Except as expressly modified herein, all terms of the Credit Agreement remain in full force and effect.

          THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                     Very truly yours,

                                     THE CHASE MANHATTAN BANK
                                     (formerly known as Chemical Bank),
                                     individually and as Agent.


                                     By:   /s/  MARY E. BACON
                                        ------------------------------------
                                        Name:   Mary E. Bacon
                                        Title:  Vice President


                                     DE NATIONALE INVESTERINGSBANK N.V.

                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ------------------------------------
                                        Name:
                                        Title:


                                     COMERICA BANK -- CALIFORNIA


                                     By:   /s/ D. JEFFREY ANDRICK
                                        ------------------------------------
                                        Name:  D. Jeffrey Andrick
                                        Title: Vice President



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AGREED TO BY:

THE KUSHNER-LOCKE COMPANY
KL PRODUCTIONS, INC.
KL INTERNATIONAL, INC.
ACME PRODUCTIONS, INC.
KUSHNER-LOCKE PRODUCTIONS, INC.
THE RELATIVES COMPANY
POST AND PRODUCTION SERVICES, INC.
L-K ENTERTAINMENT, INC.
INTERNATIONAL COURTROOM NEWS SERVICE
FAMILY PICTURES, INC.
TROPICAL HEAT, INC.
KL SYNDICATION, INC.
ANDRE PRODUCTIONS, INC.
TKLC NO. 2, INC.
TWILIGHT ENTERTAINMENT, INC.
KLC FILMS, INC.
KL FEATURES, INC.
KLF GUILD CO.
KLF DEVELOPMENT CO.
KLTV GUILD CO.
KLTV DEVELOPMENT CO.
KUSHNER-LOCKE INTERNATIONAL, INC.
KL INTERACTIVE MEDIA, INC.


By: /s/ DONALD KUSHNER
    --------------------------------
    Name: Donald Kushner
    Title: Co-Chairman


KLC/NEW CITY
By its General Partner
THE KUSHNER-LOCKE COMPANY


By: /s/ DONALD KUSHNER
    --------------------------------
    Name: Donald Kushner
    Title: Authorized Signatory




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DAYTON WAY PICTURES, INC.
DAYTON WAY PICTURES II, INC.
DAYTON WAY PICTURES III, INC.
DAYTON WAY PICTURES IV, INC.
FW COLD CO., INC.


By:/s/ ALAN ABRAMS
   ---------------------------------
   Name: Alan Abrams
   Title: President








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